UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083

Name of Registrant: Vanguard Ohio Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1: Reports to Shareholders

Annual Report | November 30, 2012
Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Long-Term Tax-Exempt Fund

> For the 12 months ended November 30, 2012, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.05%, a consequence of the Federal Reserve’s low-interest rate policy.

> Vanguard Ohio Long-Term Tax-Exempt Fund returned 11.08%, outpacing its benchmark index and performing in line with the average return of peers.

> Investor demand for Ohio state and local government bonds was strong even as issuers struggled to balance their budgets.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Ohio Tax-Exempt Money Market Fund.	12
Ohio Long-Term Tax-Exempt Fund.	27
About Your Fund’s Expenses.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.05%	0.08%	0.05%	0.00%	0.05%
Ohio Tax-Exempt Money Market Funds Average					0.00
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Ohio Long-Term Tax-Exempt Fund	2.13%	3.48%	3.88%	7.20%	11.08%
Barclays OH Municipal Bond Index					9.28
Ohio Municipal Debt Funds Average					11.04
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Money Market Fund	$1.00	$1.00	$0.001	$0.000
Vanguard Ohio Long-Term Tax-Exempt Fund	$12.09	$12.96	$0.449	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Ohio Long-Term Tax Exempt Fund returned 11.08% for the 12 months ended November 30, 2012, ahead of the 9.28% return of its benchmark, the Barclays Ohio Municipal Bond Index, and slightly more than the 11.04% average return of its peer group.

While the fund’s performance was strong from a historical perspective, keep in mind that, for reasons I’ll discuss, we anticipate a more challenging environment for both municipal and taxable bond investors in coming years.

The Ohio Tax-Exempt Money Market Fund, meanwhile, returned 0.05% for the period––compared with the 0.00% average return of its peers––as short-term interest rates hovered just above zero.

As demand for municipal bonds drove prices higher, yields fell. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for the Long-Term Fund fell to 2.13% as of November 30, 2012, from 3.11% a year earlier. The 7-day SEC yield for the Money Market Fund, which invests in short-term securities, inched up to 0.05% from 0.03% 12 months earlier.

Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Bonds notched solid results, but challenges lie ahead
The broad U.S. taxable bond market returned more than 5% for the 12 months. The municipal bond market performed more robustly, with returns of about 10%.

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

As it has since late 2008, the Federal Reserve held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced that it would not boost interest rates until unemployment fell to 6.5% or lower, provided the long-term inflation outlook remains around 2% or less. Based on current Fed economic projections, short-term interest rates are expected to remain near zero into 2015.

Stocks weathered turbulence to record a healthy advance
Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with double-digit gains.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

CPI
Consumer Price Index	1.76%	2.10%	1.84%

U.S. stocks led the way, returning about 16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The near-term focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending and tax policy options, and such attention

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.17%	0.36%
Ohio Long-Term Tax-Exempt Fund	0.17	1.10

The fund expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the funds’ expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.16%; and for the Ohio Long-Term Tax-Exempt Fund, 0.16%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Funds; for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds.

could prove a first step to a long-term solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Investors’ search for yield helped boost muni returns
The state of Ohio has been struggling with many of the same postrecession economic challenges as the rest of the country. As the chart on page 6 illustrates, total tax collection for the states has rebounded from recession lows, but the pace of growth has softened in recent quarters. And while Ohio’s payrolls have been rising, they remain well below prerecession levels, negatively affecting revenues from personal income tax.

On the cost side of the budget equation, state and local governments have made hard decisions to cut spending and pass pension reforms, leaving them with little appetite to take on new capital projects. They have, however, strengthened their finances by refinancing existing debt at today’s exceptionally low interest rates. As a result, total Ohio tax-exempt bond issuance rose for the 12-month period, but much of it represented refinancing activity.

Despite the financial challenges Ohio state and local governments faced, demand for municipal bonds ran high during the period. Part of the reason was limited net new

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
Ohio Tax-Exempt Money Market Fund	1.43%
Ohio Tax-Exempt Money Market Funds Average	1.12
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Ohio Long-Term Tax-Exempt Fund	5.30%
Barclays OH Municipal Bond Index	4.90
Ohio Municipal Debt Funds Average	4.39
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

supply (described in the Advisor’s Report that follows this letter). Muni returns were also attractive compared with those of U.S. Treasury bonds. Especially in favor with yield-hungry investors were bonds with longer maturities (despite the potential for sharp price declines should interest rates rise) and lower credit ratings (again, despite the potential for sharp price declines should investors rein in their appetite for riskier investments).

In this context, the Ohio Long-Term Tax Exempt Fund returned more than 11% for the 12-month period. Although the fund and its benchmark index maintained similar durations (a measure of price sensitivity) over the period, the advisor’s choice of bonds within the fund’s longer-maturity and lower-credit-rated holdings gave performance a boost. With short-term rates stuck near rock bottom, Vanguard Ohio Tax-Exempt Money Market Fund returned negligible 0.05%.

Investment insight
An unclear revenue picture keeps state issuers cautious
After a steep falloff associated with the financial crisis, tax revenue for the states rebounded. Tax collections for the states as a whole and for Ohio have been rising since then, but the pace of recovery has slowed recently. The difficult revenue picture has generally produced “austerity” budgets, and state governments have
b~~e~~come very selective in the bonds they issue to finance capital improvements and general spending.

Year-over-year percentage change (rolling four quarters) in tax collections

All states average
Ohio

Sources: Vanguard and The Nelson A. Rockefeller Institute of Government.

In terms of sectors, essential service bonds continued to provide the fund with good relative value opportunities. Typically issued to finance projects such as water and sewer facilities, these bonds benefit from an income stream dedicated to servicing debt and are therefore less affected by the economic cycle or general tax revenues. Security selection also added to the fund’s relative performance.

Over the decade, the funds have surpassed their peers
As you know, in March we changed the Ohio Long-Term Tax-Exempt Fund’s benchmark from the national index to a state-specific one. For the ten years ended November 30, 2012, the bond fund’s average annual return of 5.30% was ahead of the 4.90% return of its new benchmark, Barclays Ohio Municipal Bond Index.

While we keep an eye on benchmark indexes, our most important measure of relative success is how a fund performs compared with peers operating in the same market. Over the past ten years, both the Long-Term Fund and the Money Market Fund have delivered performance superior to that of the peer-group average. The average annual return of the bond fund of 5.30% compares with the average 4.39% return of its peers; the money market fund returned 1.43% a year on average compared to peers’ 1.12%. The result reflects the skilled management of their investment advisor, Vanguard Fixed Income Group. The funds’ low costs helped as well.

Tune out the “noise”— always a good practice
Municipal bonds have been making headlines periodically since the financial crisis, with a handful of issuers filing for bankruptcy protection. But headlines can be flashier than the underlying reality. Such defaults aren’t necessarily unusual, but they represent only a tiny fraction of the dollar amount of the overall muni market (and typically occur among the types of bonds we steer away from). Moreover, state and municipal debt burdens remain manageable relative to the size of their economies—and the last thing that issuers want is to default and have the door to the muni market closed to them by investors shunning future bond issues.

At Vanguard, our seasoned team of credit analysts continually monitors the underlying realities of the municipal bond market,

independent of the hubbub generated by instant reactions to events or ratings decisions made by credit-rating agencies. Our analysts conduct in-depth reviews of securities we’re considering purchasing, and they keep an eye on changes in the credit quality of those already in our portfolios.

Returns from bonds, both municipal and taxable, have been impressive of late. But, as I mentioned, with the current interest rates at very low levels, we anticipate future bond returns will be lower. I point this out to help set realistic expectations, not to encourage you to abandon a sensible bond allocation. Bonds have an important role to play in a portfolio because of the diversification benefits they provide.

Stepping back from the latest headlines or the latest returns and gaining some perspective before making a decision is a good practice for any investor, for any investment in any environment.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 17, 2012

Advisor’s Report

For the fiscal year ended November 30, 2012, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.05%, compared with an average return of 0.00% for peer-group funds. Vanguard Ohio Long-Term Tax-Exempt Fund returned 11.08%, outpacing its benchmark—Barclays Ohio Municipal Bond Index, which returned 9.28%—and on par with the 11.04% average return of its peers.

The investment environment
The fiscal period was marked by another round of untraditional Federal Reserve strategies aimed at lowering interest rates and spurring economic growth. Shortly before the fiscal year began, the Fed launched “Operation Twist,” a Treasury-bond-buying program intended to lower longer-term interest rates. The program was extended during the year and another bond-buying program was added that is aimed at lowering mortgage rates. (Throughout the period, the Fed kept in place a three-year-old policy that has kept short-term yields, including those of securities purchased by Vanguard Ohio Tax-Exempt Money Market Fund, anchored at historic lows.) Then, shortly after the fiscal year ended, the central bank said that it would tie its monetary program to specific levels of employment improvement—an announcement aimed at making Fed decisions more transparent than they had been historically.

In addition to lowering longer-term yields generally, the impact of the Fed’s policies can be seen in the “flattening” of the yield curve—the spectrum of yields from lowest

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2011	2012
2 years	0.42%	0.30%
5 years	1.12	0.64
10 years	2.22	1.47
30 years	3.84	2.47
Source: Vanguard.

to highest. For example, 30-year municipal bonds declined during the fiscal year by 1.37 percentage points to 2.47%, compared with a 0.75-percentage-point decline to 1.47% for 10-year bonds. The slide in yields helped boost bond prices and returns (prices and yields move in opposite directions).

Ohio state and local governments have been taking advantage of the lower interest rates to issue “refunding” bonds, designed to reduce debt costs. Nationally, even though about 20% more bonds were issued during the fund’s fiscal year than in the same period a year earlier (a 7% increase in Ohio), about 60% were earmarked for refunding, the highest ratio in at least 15 years. By contrast, bonds to finance new and upgraded infrastructure projects were issued more selectively by Ohio and other states as they wrestled with the effect on their budgets of the recession’s continuing legacy.

State and local governments typically lag in recovering from recessions, as taxes from revived levels of income begin percolating through the system. But the depth of the Great Recession, the tribulations of the housing market, and the weaker-than-hoped-for pace of the national economic recovery have slowed the typical pattern even further. While this has been the case for Ohio, the state has been recovering from its 2009 economic low point more quickly than the nation, according to an index of state economic conditions published by the Federal Reserve Bank of Philadelphia. The state’s economy had grown by 13.6% through November 2012, compared with a 6.6% rise for the national economy. By making some tough choices, Ohio has passed a two-year balanced budget and is implementing pension changes that cut both unfunded pension liabilities and required pension contributions. Cities such as Cleveland also have proactively addressed their budget challenges, and their finances are stable as a result.

Management of the funds
The strength of the Ohio municipal bond market during fiscal 2012 stemmed from several factors. The decline in yields, as we mentioned, helped boost prices and fund returns. So did an undersupply of new issues when compared with maturing bonds and other redemptions. Such a period of “net negative supply” made it challenging for us to execute our strategy, given how selective we are in the bonds that we add to our portfolios.

The reduced supply met strong demand from investors, who have become more comfortable with munis after many were spooked by unwarranted fears of systemwide problems in late 2010 and early 2011. In a scramble for yield as the Fed continued ratcheting down interest rates, many investors favored longer-term and high-yield bonds, which carry higher yields as compensation for their greater interest rate and credit risks. The relative valuation of municipal bonds was also attractive. Yields of 10-year munis, for example, stood roughly on a par with those of Treasuries of the same maturity; historically, their average annual yield is about 85% of the yield of comparable Treasuries. Uncertainty over government tax policy also whetted investor demand.

Through careful bond selection—a team effort by portfolio managers, traders, and credit analysts—the fund surpassed its benchmark index. (The role of credit analysts, always important at Vanguard, has taken on a higher urgency as state and local governments have struggled in the aftermath of the recession.) The team has had some success exploiting investment opportunities, particularly in some of the mid- to lower-rated investment-grade issues.

Marlin G. Brown, Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager

Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 19, 2012

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2012

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.17%
7-Day SEC Yield	0.05%
Average Weighted
Maturity	37 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratio was 0.16%.

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2012

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Ohio Tax-Exempt Money Market
Fund	0.05%	0.65%	1.43%	$11,530
• Ohio Tax-Exempt Money Market
Funds Average	0.00	0.47	1.12	11,176

Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
		Ohio Tax-Exempt
		Money Market
		Funds Average
Fiscal Year	Total Returns	Total Returns
2003	0.95%	0.55%
2004	1.06	0.59
2005	2.21	1.73
2006	3.30	2.84
2007	3.63	3.14
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
2012	0.05	0.00

7-day SEC yield (11/30/2012): 0.05%
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.05%	0.76%	1.46%

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.2%)
Ohio (100.2%)
Akron OH BAN	1.375%	3/14/13	1,500	1,503
1 Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s
Hospital Medical Center of Akron) TOB VRDO	0.190%	12/7/12 LOC	3,990	3,990
Akron OH GO	5.250%	12/1/12 (Prere.)	1,215	1,215
Akron OH Income Tax Revenue BAN	1.125%	11/14/13	1,500	1,510
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.170%	12/3/12 LOC	1,645	1,645
Avon OH BAN	1.000%	6/27/13	3,000	3,011
Avon OH Local School District BAN	1.000%	12/13/12	1,675	1,675
2 Avon OH Local School District BAN	1.350%	4/11/13	1,250	1,254
Butler County OH BAN	0.400%	8/1/13	2,000	2,000
Butler County OH GO	4.750%	12/1/12 (Prere.)	4,000	4,040
Cincinnati OH City School District GO	5.000%	12/1/12	1,200	1,200
1 Cincinnati OH City School District GO TOB
VRDO	0.160%	12/7/12	12,260	12,260
1 Cincinnati OH City School District GO TOB
VRDO	0.170%	12/7/12	5,000	5,000
Cleveland OH GO	5.250%	12/1/12 (Prere.)	4,380	4,380
Cleveland OH Water Revenue	3.000%	1/1/13	1,000	1,002
1 Cleveland OH Water Works Revenue TOB
VRDO	0.160%	12/7/12	9,950	9,950
1 Cleveland OH Water Works Revenue TOB
VRDO	0.190%	12/7/12	8,320	8,320
Cleveland OH Water Works Revenue VRDO	0.160%	12/7/12 LOC	2,500	2,500
Cleveland State University OH Revenue	5.000%	6/1/13 (Prere.)	1,190	1,218
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.170%	12/7/12 LOC	2,445	2,445
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.160%	12/7/12	5,810	5,810
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.160%	12/7/12	7,115	7,115

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.160%	12/7/12	2,400	2,400
Cleveland-Cuyahoga County OH Port Authority
Revenue (Euclid Avenue Housing Corp. Project)
VRDO	0.160%	12/7/12 LOC	2,750	2,750
Columbus OH BAN	1.500%	11/21/13	2,750	2,784
Columbus OH GO	5.000%	7/1/13	3,340	3,433
1 Columbus OH GO TOB VRDO	0.170%	12/7/12	4,360	4,360
Columbus OH GO VRDO	0.160%	12/7/12	6,975	6,975
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.160%	12/7/12 LOC	6,880	6,880
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.160%	12/7/12 LOC	3,045	3,045
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.160%	12/7/12 LOC	6,715	6,715
1 Columbus OH Sewer Revenue TOB VRDO	0.160%	12/7/12	4,955	4,955
Columbus OH Sewer Revenue VRDO	0.160%	12/7/12	5,465	5,465
Cuyahoga County OH Economic Development
Revenue (Cleveland Hearing & Speech) VRDO	0.180%	12/7/12 LOC	4,540	4,540
Cuyahoga County OH Housing Revenue VRDO	0.160%	12/7/12 LOC	6,935	6,935
Cuyahoga County OH Revenue	5.750%	7/1/13 (Prere.)	1,960	2,023
Cuyahoga County OH Revenue (Cleveland
Clinic)	6.000%	7/1/13 (Prere.)	2,450	2,532
Cuyahoga County OH Revenue (Cleveland
Clinic)	6.000%	7/1/13 (Prere.)	4,380	4,527
Cuyahoga County OH Revenue (Cleveland
Clinic)	6.000%	7/1/13 (Prere.)	3,520	3,638
Cuyahoga County OH Revenue (Cleveland
Clinic)	6.000%	7/1/13 (Prere.)	1,155	1,194
Cuyahoga Falls OH BAN	1.000%	12/6/12	2,000	2,000
2 Cuyahoga Falls OH BAN	1.000%	12/5/13	2,400	2,414
Deerfield Township OH BAN	1.000%	10/30/13	2,580	2,595
Delaware OH BAN	1.500%	4/24/13	2,000	2,009
Euclid OH BAN	1.250%	6/13/13	1,570	1,574
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.150%	12/7/12 LOC	5,200	5,200
1 Franklin County OH Hospital Facilities Revenue
(Nationwide Children’s Hospital
Project) TOB VRDO	0.160%	12/7/12	5,180	5,180
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.160%	12/7/12	3,400	3,400
1 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) TOB VRDO	0.190%	12/7/12	8,740	8,740
Franklin County OH Hospital Revenue
(Holy Cross Health System) VRDO	0.140%	12/7/12	2,400	2,400
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project)
VRDO	0.160%	12/7/12	6,975	6,975
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project)
VRDO	0.160%	12/7/12	3,200	3,200

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Green OH BAN	0.750%	6/19/13	1,475	1,478
1 Hamilton County OH Economic Development
Revenue TOB VRDO	0.160%	12/7/12 LOC	2,020	2,020
Hamilton County OH Health Care Facilities
Revenue (The Children’s Home of Cincinnati)
VRDO	0.170%	12/7/12 LOC	3,265	3,265
Hamilton County OH Sewer System Revenue	5.000%	12/1/12	1,800	1,800
Hamilton OH BAN	1.125%	10/3/13	2,400	2,411
Hilliard OH GO	5.375%	12/1/12 (Prere.)	1,000	1,000
Independence OH BAN	1.125%	4/19/13	1,400	1,404
Kent OH BAN	1.000%	10/8/13	1,750	1,759
Lake County OH BAN	1.000%	7/23/13	2,760	2,771
1 Lakewood OH City School District GO TOB
VRDO	0.190%	12/7/12	3,825	3,825
Lancaster Port Authority Ohio Gas Revenue
VRDO	0.160%	12/7/12	22,585	22,585
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.190%	12/7/12	5,000	5,000
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.290%	12/7/12	10,000	10,000
Lorain County OH Port Authority Educational
Facilities Revenue (St. Ignatius High School
Project) VRDO	0.180%	12/7/12 LOC	1,650	1,650
Lucas County OH BAN	1.000%	7/18/13	2,550	2,560
Mason OH City School District BAN	2.000%	1/31/13	3,000	3,008
Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.200%	12/7/12 LOC	5,855	5,855
1 Montgomery County OH Revenue (Catholic
Health Initiatives) TOB VRDO	0.190%	12/7/12	3,300	3,300
1 Montgomery County OH Revenue (Catholic
Health Initiatives) TOB VRDO	0.190%	12/7/12	6,970	6,970
1 Montgomery County OH Revenue (Catholic
Health Initiatives) TOB VRDO	0.190%	12/7/12	3,990	3,990
1 Montgomery County OH Revenue (Catholic
Health Initiatives) TOB VRDO	0.220%	12/7/12	2,735	2,735
Montgomery County OH Revenue (Catholic
Health Initiatives) VRDO	0.170%	12/7/12	100	100
Montgomery County OH Revenue (Catholic
Health Initiatives) VRDO	0.170%	12/7/12	9,300	9,300
1 Montgomery County OH Revenue (Miami Valley
Hospital) TOB VRDO	0.170%	12/7/12	7,500	7,500
Montgomery County OH Revenue (Miami Valley
Hospital) VRDO	0.180%	12/3/12	5,600	5,600
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Nuclear Generation Corp. Project) VRDO	0.190%	12/3/12 LOC	1,100	1,100
1 Ohio Air Quality Development Authority
Revenue (Dayton Power & Light Co. Project)
TOB VRDO	0.220%	12/7/12 (13)	13,320	13,320
Ohio Air Quality Development Authority
Revenue (Dayton Power & Light Co. Project)
VRDO	0.170%	12/7/12 LOC	6,500	6,500
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp. Project)
VRDO	0.140%	12/7/12 LOC	8,350	8,350

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp. Project)
VRDO	0.140%	12/7/12 LOC	5,000	5,000
Ohio Building Authority Revenue (Adult
Correctional Building)	5.000%	4/1/13	1,795	1,823
Ohio Capital Facilities Lease Appropriation
Revenue	2.000%	4/1/13	1,130	1,137
Ohio Common Schools GO VRDO	0.160%	12/7/12	1,300	1,300
Ohio Development Assistance & Revitalization
Project BAN	0.350%	5/30/13	11,300	11,300
Ohio GO	5.000%	3/1/13	2,005	2,029
Ohio GO VRDO	0.140%	12/7/12	985	985
Ohio GO VRDO	0.160%	12/7/12	5,700	5,700
1 Ohio Higher Education GO TOB VRDO	0.160%	12/7/12	16,975	16,975
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.240%	2/12/13	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.170%	12/3/12 LOC	8,800	8,800
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.190%	12/3/12 LOC	6,500	6,500
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	4.000%	1/1/13	2,000	2,006
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.180%	12/3/12	5,805	5,805
Ohio Higher Educational Facility Commission
Revenue (Marietta College Project) VRDO	0.170%	12/7/12 LOC	2,710	2,710
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project) VRDO	0.170%	12/7/12	1,800	1,800
1 Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project) TOB
VRDO	0.160%	12/7/12 LOC	2,435	2,435
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.180%	12/3/12	2,425	2,425
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.180%	12/3/12	12,035	12,035
1 Ohio Hospital Revenue (University Hospitals
Health System Inc.) TOB VRDO	0.220%	12/7/12 (13)	5,000	5,000
1 Ohio Housing Finance Agency Residential
Mortgage Revenue TOB VRDO	0.220%	12/7/12	1,220	1,220
1 Ohio Housing Finance Agency Residential
Mortgage Revenue TOB VRDO	0.240%	12/7/12	430	430
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.150%	12/7/12	13,000	13,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.170%	12/7/12	12,930	12,930
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.170%	12/7/12	13,000	13,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.180%	12/7/12	5,200	5,200

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.180%	12/7/12	3,340	3,340
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.190%	12/7/12	5,000	5,000
Ohio Infrastructure Improvement GO VRDO	0.140%	12/7/12	4,895	4,895
Ohio Major New State Infrastructure Project
Revenue	5.000%	6/15/13	4,960	5,086
Ohio State University General Receipts Revenue
CP	0.190%	1/9/13	8,200	8,200
Ohio State University General Receipts Revenue
CP	0.200%	2/12/13	7,790	7,790
Ohio State University General Receipts Revenue
CP	0.200%	3/12/13	8,000	8,000
Ohio State University General Receipts Revenue
VRDO	0.140%	12/7/12	1,500	1,500
Ohio State Water Development Authority
Revenue	5.000%	12/1/13	1,000	1,048
1 Ohio Turnpike Commission Turnpike Revenue
TOB VRDO	0.190%	12/7/12	15,480	15,480
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.170%	12/3/12 LOC	7,200	7,200
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.180%	12/7/12 LOC	14,950	14,950
1 Olentangy OH School District GO TOB VRDO	0.160%	12/7/12 LOC	2,845	2,845
Pickerington OH BAN	1.250%	1/30/13	2,600	2,604
Stow OH BAN	1.500%	5/3/13	2,000	2,009
Toledo-Lucas County OH Port Authority Airport
Development Revenue (Flight Safety
International Inc.) VRDO	0.180%	12/7/12	11,450	11,450
University of Cincinnati OH BAN	2.000%	12/13/12	6,900	6,904
University of Cincinnati OH BAN	2.000%	5/9/13	3,400	3,425
Warren OH Health Care Facilities Improvement
Revenue (Otterbein Homes Project) VRDO	0.160%	12/7/12 LOC	3,130	3,130
Warren OH Health Care Facilities Improvement
Revenue (Otterbein Homes Project) VRDO	0.160%	12/7/12 LOC	2,000	2,000
				610,438
Puerto Rico (1.0%)
1 Puerto Rico Sales Tax Financing Corp. Revenue
TOB VRDO	0.160%	12/7/12	5,750	5,750

Total Tax-Exempt Municipal Bonds (Cost $616,188)				616,188

Ohio Tax-Exempt Money Market Fund

		Face	Market
	Maturity	Amount	Value
Coupon	Date	($000)	($000)
Other Assets and Liabilities (-1.2%)
Other Assets			5,618
Liabilities			(12,767)
			(7,149)
Net Assets (100%)
Applicable to 608,884,509 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			609,039
Net Asset Value Per Share			$1.00

At November 30, 2012, net assets consisted of:
			Amount
			($000)
Paid-in Capital			609,045
Undistributed Net Investment Income			—
Accumulated Net Realized Losses			(6)
Net Assets			609,039

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $186,010,000, representing 30.5% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integrated part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	1,322
Total Income	1,322
Expenses
The Vanguard Group—Note B
Investment Advisory Services	108
Management and Administrative	675
Marketing and Distribution	186
Custodian Fees	13
Auditing Fees	23
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,013
Expense Reduction—Note B	(25)
Net Expenses	988
Net Investment Income	334
Realized Net Gain (Loss) on Investment Securities Sold	(9)
Net Increase (Decrease) in Net Assets Resulting from Operations	325

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	334	644
Realized Net Gain (Loss)	(9)	9
Net Increase (Decrease) in Net Assets Resulting from Operations	325	653
Distributions
Net Investment Income	(334)	(644)
Realized Capital Gain	—	—
Total Distributions	(334)	(644)
Capital Share Transactions (at $1.00)
Issued	350,136	441,731
Issued in Lieu of Cash Distributions	312	603
Redeemed	(427,382)	(542,680)
Net Increase (Decrease) from Capital Share Transactions	(76,934)	(100,346)
Total Increase (Decrease)	(76,943)	(100,337)
Net Assets
Beginning of Period	685,982	786,319
End of Period	609,039	685,982

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0005	.001	.002	.006	.024
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0005	.001	.002	.006	.024
Distributions
Dividends from Net Investment Income	(.0005)	(.001)	(.002)	(.006)	(.024)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0005)	(.001)	(.002)	(.006)	(.024)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.05%	0.09%	0.15%	0.56%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$609	$686	$786	$947	$1,096
Ratio of Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.17%[2]	0.11%[2]
Ratio of Net Investment Income to
Average Net Assets	0.05%	0.09%	0.15%	0.57%	2.38%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2012, Vanguard’s expenses were reduced by $25,000 (an effective annual rate of 0.00% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Ohio Tax-Exempt Money Market Fund

At November 30, 2012, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2012

Financial Attributes
		Barclays
		OH	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	277	1,384	46,378
Yield to Maturity
(before expenses)	2.1%	1.9%	1.9%
Average Coupon	4.9%	5.0%	4.9%
Average Duration	6.2 years	6.1 years	6.1 years
Average Effective
Maturity	6.5 years	5.6 years	5.8 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	2.13%	—	—
Short-Term
Reserves	5.0%	—	—

Volatility Measures
		Barclays
	Barclays OH	Municipal
	Muni Bond	Bond
	Index	Index
R-Squared	0.92	0.97
Beta	1.09	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	5.4%
1 - 3 Years	11.1
3 - 5 Years	16.5
5 - 10 Years	60.5
10 - 20 Years	5.3
20 - 30 Years	0.5
Over 30 Years	0.7

Distribution by Credit Quality (% of portfolio)
AAA	9.5%
AA	56.6
A	21.6
BBB	9.4
B	1.0
Not Rated	1.9

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratio was 0.16%.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Ohio Long-Term Tax-Exempt Fund	11.08%	6.02%	5.30%	$16,754
Barclays OH Municipal Bond Index	9.28	5.40	4.90	16,138
Ohio Municipal Debt Funds Average	11.04	5.00	4.39	15,364
Barclays Municipal Bond Index	10.17	6.23	5.45	17,005

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.62%	2.82%	7.44%	6.52%
2004	4.47	-0.96	3.51	3.63
2005	4.36	-1.16	3.20	3.56
2006	4.53	1.60	6.13	5.73
2007	4.32	-1.61	2.71	2.64
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	8.63%	5.79%	4.33%	0.41%	4.74%

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.5%)
Ohio (98.0%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/32	2,000	2,262
Akron OH Bath & Copley Joint Township H
ospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/42	1,000	1,120
Akron OH Income Tax Revenue (Community
Learning Centers)	5.000%	12/1/13 (Prere.)	6,300	6,596
Akron OH Income Tax Revenue (Community
Learning Centers)	5.000%	12/1/28	4,000	4,871
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,000	4,721
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	9,625	10,671
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	3,200	3,610
American Municipal Power Ohio Inc. Revenue
(Electricity Purchase)	5.000%	2/1/13	3,000	3,032
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	4,275
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	5,500	6,432
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	2,500	2,858
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,000	11,383
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/23	4,000	4,687
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/24	1,215	1,410
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/38	17,375	19,581
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.750%	2/15/39 (12)	4,500	5,260
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State
University Project)	5.750%	6/1/31	2,000	2,271

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State
University Project)	6.000%	6/1/45	2,000	2,250
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	6.000%	6/1/42	2,750	2,484
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	5.875%	6/1/47	5,760	5,110
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	6.500%	6/1/47	2,500	2,427
Butler County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical
Center Project)	5.000%	5/15/31 (14)	5,000	5,231
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,350	1,674
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,311
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	6,500	7,337
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	4,160	4,722
Butler County OH Waterworks Revenue	5.250%	12/1/21 (2)	4,000	4,429
Canal Winchester OH Local School District GO	5.000%	6/1/15 (Prere.)	3,420	3,805
Canal Winchester OH Local School District GO	5.000%	6/1/15 (Prere.)	3,030	3,371
Central OH Solid Waste Authority Revenue	5.000%	12/1/18	1,500	1,850
Central OH Solid Waste Authority Revenue	5.000%	12/1/19	1,310	1,645
Cincinnati OH City School District COP	5.000%	12/15/23 (4)	1,620	1,867
Cincinnati OH City School District COP	5.000%	12/15/32 (4)	2,000	2,282
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,827
Cincinnati OH City School District GO	5.250%	12/1/28 (14)	4,000	5,572
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	3,705	5,195
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	4,208
Cincinnati OH Economic Development Revenue
(Baldwin 300 Project)	4.875%	11/1/38	7,870	8,704
Cincinnati OH GO	5.000%	12/1/24	1,090	1,332
Cincinnati OH GO	5.000%	12/1/26	2,605	3,163
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,227
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,937
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,222
Cincinnati OH Water System Revenue	5.000%	12/1/36	3,025	3,612
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,390
Cleveland OH Airport System Revenue	5.000%	1/1/28	2,530	2,947
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	7,000	7,837
Cleveland OH GO	5.000%	10/1/15 (Prere.)	2,920	3,294
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,965
Cleveland OH Income Tax Revenue	5.000%	10/1/29 (12)	7,180	8,230
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,449
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	2,821
Cleveland OH Water Revenue	5.000%	1/1/27	2,000	2,435
Cleveland OH Water Revenue	5.000%	1/1/42	3,000	3,537
Cleveland OH Water Works Revenue	5.500%	1/1/21 (14)	9,635	12,449
1 Cleveland OH Water Works Revenue TOB
VRDO	0.190%	12/7/12	4,155	4,155
Cleveland State University Ohio General
Receipts Revenue	5.250%	6/1/14 (Prere.)	2,825	3,033

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/25	2,000	2,426
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/26	2,000	2,409
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/27	2,000	2,388
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/30 (14)	3,000	3,391
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.170%	12/7/12 LOC	6,045	6,045
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)	5.000%	10/1/18	6,000	7,291
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)	5.000%	10/1/19	6,000	7,452
Columbus OH City School District GO	4.500%	12/1/29	3,000	3,387
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/22	1,545	1,846
Columbus OH GO	5.000%	9/1/16	4,225	4,926
Columbus OH GO	5.000%	6/1/19	8,000	10,080
Columbus OH GO	5.000%	7/1/24	1,000	1,290
Columbus OH GO	5.000%	2/15/25	1,800	2,318
Columbus OH GO	5.000%	7/1/25	1,400	1,792
Columbus OH GO	5.000%	8/15/26	2,000	2,589
Columbus OH GO	5.000%	7/1/27	2,000	2,488
2 Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/24	1,320	1,601
2 Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/25	1,000	1,208
Columbus OH Sewer Revenue	5.000%	6/1/28	4,005	4,643
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center
Project)	5.000%	12/1/19	7,000	8,612
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center
Project)	5.000%	12/1/24	4,000	4,799
Erie County OH Hospital Facilities Revenue
(Firelands Regional Medical Center)	5.250%	8/15/46	9,080	9,467
Fairfield County OH Hospital Facilities Revenue
(Lancaster-Fairfield Community Hospital)	5.375%	6/15/15 (14)	3,000	3,176
Franklin County OH GO	5.000%	12/1/31	6,885	7,997
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	3,190
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	4,138
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.750%	11/1/28	1,500	1,656
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/34	1,500	1,683
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/42	3,500	4,006

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Franklin County OH Revenue (Trinity Health
Credit Group)	5.000%	6/1/19	4,035	4,396
Franklin County OH Revenue (Trinity Health
Credit Group)	5.000%	6/1/21	4,465	4,865
Gallia County OH Local School District GO	5.000%	12/1/30 (4)	5,000	5,508
Gallia County OH Local School District GO	5.000%	12/1/33 (4)	3,500	3,856
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.375%	4/1/34	2,500	2,766
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.500%	4/1/39	2,500	2,779
Greene County OH Sewer System Revenue	5.000%	12/1/23 (4)	4,695	5,228
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/20 (14)	1,185	1,262
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/21 (14)	1,245	1,325
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/23 (14)	1,380	1,475
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/24 (14)	185	197
Hamilton County OH Economic Development
Revenue (King Highland Community Urban
Redevelopment Corp. - University of
Cincinnati Lessee Project)	5.250%	6/1/28 (14)	7,290	8,218
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,000	3,401
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	3,500	3,847
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,912
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,151
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,142
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/19 (14)	2,865	2,997
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/20 (14)	3,020	3,156
Hamilton County OH Sales Tax Revenue	5.000%	12/1/26 (2)	5,000	5,607
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,741
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	10,803
Hamilton County OH Sewer System Revenue	5.000%	12/1/31 (14)	5,300	5,964
Hamilton OH City School District GO	5.000%	12/1/28 (4)	5,000	5,708
Hamilton OH City School District GO	5.000%	12/1/34 (4)	2,250	2,517
Hilliard OH School District GO	5.000%	12/1/27 (14)	2,895	3,218
Huron County OH Hospital Facilities
Improvement Revenue (Fisher-Titus Medical
Center)	5.250%	12/1/37	3,000	3,194
Kent State University OH Revenue	5.000%	5/1/37	4,060	4,718
Kent State University OH Revenue	5.000%	5/1/42	6,750	7,832
Kent State University OH Revenue VRDO	0.200%	12/7/12 LOC	2,300	2,300
Lorain County OH Community College District
General Revenue	5.000%	12/1/41	4,520	5,234

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/15 (4)	5,200	5,675
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,371
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.290%	12/7/12	4,995	4,995
Lucas County OH GO	5.000%	10/1/40	1,500	1,693
Lucas County OH Hospital Revenue	5.000%	11/15/38	5,000	5,456
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.000%	11/15/26	2,000	2,390
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/27	2,000	2,410
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,793
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,561
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.000%	11/15/41	2,530	3,140
Marysville OH Exempt Village School District
COP	5.250%	6/1/15 (Prere.)	2,140	2,398
Marysville OH Exempt Village School District
COP	5.250%	6/1/15 (Prere.)	2,035	2,280
Marysville OH Exempt Village School District
COP	5.250%	6/1/15 (Prere.)	2,095	2,347
Marysville OH Wastewater Treatment System
Revenue	5.000%	12/1/31 (10)	2,720	3,035
Mason OH City School District School
Improvement GO	5.000%	12/1/35	1,000	1,145
Medina OH School District COP	5.250%	12/1/37 (12)	7,210	8,384
Miami University of Ohio General Receipts
Revenue	5.250%	12/1/13 (Prere.)	2,000	2,099
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/31	2,000	2,421
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/36	2,000	2,363
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,399
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,123
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,563
Middletown OH City School District GO	5.000%	12/1/23 (4)	5,345	6,180
Montgomery County OH Revenue (Catholic
Health Initiatives)	5.000%	5/1/30	7,630	7,955
Montgomery County OH Revenue (Catholic
Health Initiatives)	5.000%	5/1/39	5,000	5,494
Montgomery County OH Revenue (Catholic
Health Initiatives)	5.000%	10/1/41 (4)	5,000	5,418
1 Montgomery County OH Revenue (Catholic
Health Initiatives) TOB VRDO	0.220%	12/7/12	1,000	1,000
Montgomery County OH Revenue (Miami Valley
Hospital)	5.750%	11/15/23	1,000	1,253
Montgomery County OH Revenue (Miami Valley
Hospital) VRDO	0.170%	12/3/12	5,500	5,500

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project)	5.625%	6/1/18	7,000	8,169
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project) PUT	5.875%	6/1/16	6,000	6,778
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Nuclear Generation Corp. Project) VRDO	0.190%	12/3/12 LOC	1,800	1,800
Ohio Air Quality Development Authority
Revenue (Columbus Southern Power Co.
Project)	5.800%	12/1/38	2,000	2,325
Ohio Air Quality Development Authority
Revenue (Columbus Southern Power Co.
Project) PUT	3.875%	6/1/14	3,000	3,086
Ohio Air Quality Development Authority
Revenue (FirstEnergy Generation Corp.
Project)	5.700%	8/1/20	6,000	7,239
1 Ohio Air Quality Development Authority
Revenue (FirstEnergy Generation Corp.
Project) TOB VRDO	0.190%	12/7/12	4,995	4,995
Ohio Air Quality Development Authority
Revenue (Ohio Power Co. Project) PUT	3.250%	6/2/14	7,000	7,157
Ohio Building Authority Revenue (Administration
Building Fund)	5.000%	10/1/23	2,000	2,459
Ohio Building Authority Revenue (Highway
Safety Building)	5.000%	10/1/17	1,040	1,242
Ohio Building Authority Revenue (Highway
Safety Building)	5.000%	10/1/20	1,265	1,603
Ohio Common Schools GO	5.000%	6/15/14 (Prere.)	8,000	8,574
Ohio Common Schools GO	5.000%	9/15/21	1,920	2,483
Ohio Common Schools GO	5.000%	3/15/24	4,410	5,544
Ohio GO	5.000%	9/15/19	5,000	6,269
Ohio GO	5.000%	8/1/20	2,870	3,657
Ohio GO	5.000%	9/15/22	5,000	6,514
Ohio GO	5.000%	8/1/24	2,000	2,649
Ohio GO	5.000%	2/1/30	4,000	4,901
Ohio GO	5.000%	4/1/30	1,770	2,145
Ohio GO	5.000%	2/1/31	4,500	5,485
Ohio GO	5.000%	4/1/31	1,230	1,486
Ohio Higher Education GO	5.000%	8/1/21	8,000	10,327
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.250%	12/1/26 (14)	3,520	4,738
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.000%	12/1/27 (2)	2,115	2,203
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.170%	12/3/12 LOC	6,150	6,150
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,636

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/29	3,500	4,201
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,660
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	5,000	5,769
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,631
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,815	2,086
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/32	1,000	1,157
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/41	4,500	4,753
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/44	3,500	3,842
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	5.000%	10/1/33	5,000	5,167
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,135	2,623
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,169
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,368
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	5/1/28	5,000	5,782
Ohio Highway Capital Improvements GO	5.000%	5/1/24	3,000	3,820
Ohio Highway Capital Improvements GO	5.000%	5/1/25	3,000	3,799
Ohio Highway Capital Improvements GO	5.000%	5/1/26	3,000	3,783
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/25	1,000	1,186
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/32	2,500	2,878
Ohio Hospital Facilities Revenue (Summa Health
System)	5.750%	11/15/35	1,500	1,743
Ohio Hospital Facilities Revenue (Summa Health
System)	5.750%	11/15/40	6,500	7,499
Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group)	5.500%	1/1/39	6,500	7,460
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	6.750%	1/15/15 (Prere.)	5,000	5,663
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	9,000	9,965
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.250%	1/15/46	14,800	15,669
Ohio Housing Finance Agency Residential
Mortgage Revenue	5.250%	9/1/28	960	1,005
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	3,420	3,588
Ohio Housing Finance Agency Single Family
Mortgage Revenue	4.000%	11/1/25	765	834

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Infrastructure Improvement GO	5.000%	8/1/16	9,570	11,088
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,162
Ohio Major New State Infrastructure Project
Revenue	5.000%	12/15/24	4,000	5,015
Ohio State University General Receipts Revenue	5.250%	6/1/13 (Prere.)	2,455	2,517
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	300	353
Ohio State University General Receipts Revenue	5.000%	12/1/16	5,065	5,919
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	339
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	199
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	318
Ohio State University General Receipts Revenue	5.000%	12/1/19	1,440	1,766
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,245	2,719
Ohio State University General Receipts Revenue	5.000%	12/1/28	610	738
Ohio State University General Receipts Revenue	5.000%	12/1/42	1,450	1,690
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/24 (14)	5,000	6,560
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,566
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,000	2,661
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	6/1/16	3,000	3,364
Ohio Water Development Authority Fresh Water
Revenue	5.000%	12/1/19	2,115	2,686
Ohio Water Development Authority Fresh Water
Revenue	5.500%	6/1/23	1,225	1,677
Ohio Water Development Authority Fresh Water
Revenue	5.500%	12/1/23	1,115	1,539
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.170%	12/3/12 LOC	12,050	12,050
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.180%	12/7/12 LOC	3,200	3,200
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	1,940	2,075
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	520	556
* Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/19	1,695	2,125
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.250%	6/1/20	3,180	4,115
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/21	5,135	6,852
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/22	1,505	2,031
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/23	2,155	2,950
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/29	5,000	6,129
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/30	1,000	1,226
Olentangy OH Local School District GO	5.500%	12/1/16 (4)	30	31
Olentangy OH Local School District GO	5.000%	12/1/30 (4)	3,765	4,221
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.250%	6/1/14 (Prere.)	1,400	1,503
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.500%	6/1/14 (Prere.)	2,750	2,962

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Richland County OH GO	5.400%	12/1/15 (2)	860	864
Rocky River OH City School District GO	5.375%	12/1/17	1,645	1,828
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/22	1,000	1,219
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	9,300	10,597
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/28	6,500	7,153
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/38	1,800	1,989
South-Western City OH School District GO	5.000%	12/1/36	1,700	2,024
Sugarcreek OH Local School District GO	5.250%	12/1/13 (Prere.)	1,215	1,276
Tallmadge OH City School District GO	5.000%	12/1/28 (4)	3,030	3,298
Teays Valley OH Local School District GO	5.000%	12/1/27 (14)	3,040	3,372
Toledo OH City School District GO	5.000%	12/1/22	2,015	2,549
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,350
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	1,255	1,413
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	2,143
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/26 (4)	6,980	8,201
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/29 (4)	2,000	2,314
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33 (4)	2,000	2,278
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/20	1,000	1,251
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/21	1,000	1,261
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/25	500	609
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/26	500	606
2 University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/27	2,000	2,462
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/28 (14)	5,000	5,708
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/29	3,385	4,145
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/30	1,890	2,305
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/31	1,000	1,218
University of Toledo Ohio General Receipts
Revenue	5.000%	6/1/19	2,805	3,350
University of Toledo Ohio General Receipts
Revenue	5.000%	6/1/29	1,000	1,152
2 Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	773
2 Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/37	1,000	1,072
2 Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,687
Woodridge OH School District GO	6.800%	12/1/14 (2)	655	684

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wright State University Ohio General Revenue	5.000%	5/1/26	1,000	1,186
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,463
				1,034,244
Puerto Rico (1.3%)
Puerto Rico GO	5.500%	7/1/20 (14)	1,600	1,790
Puerto Rico GO	5.500%	7/1/29	1,500	1,652
Puerto Rico GO	5.000%	7/1/34	740	742
Puerto Rico Highway & Transportation Authority
Revenue	5.500%	7/1/14 (Prere.)	3,400	3,670
Puerto Rico Municipal Finance Agency GO	5.250%	8/1/20 (4)	2,500	2,508
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	305	450
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	2,500	2,944
				13,756
Virgin Islands (0.2%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/17	2,000	2,139

Total Tax-Exempt Municipal Bonds (Cost $956,267)				1,050,139
Other Assets and Liabilities (0.5%)
Other Assets				24,694
Liabilities				(19,385)
				5,309
Net Assets (100%)
Applicable to 81,452,693 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,055,448
Net Asset Value Per Share				$12.96

At November 30, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				961,531
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				48
Unrealized Appreciation (Depreciation)
Investment Securities				93,872
Futures Contracts				(3)
Net Assets				1,055,448

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $15,145,000, representing 1.4% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
* Securities with a value of $126,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integrated part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	35,886
Total Income	35,886
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative	1,217
Marketing and Distribution	215
Custodian Fees	16
Auditing Fees	28
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	1,536
Net Investment Income	34,350
Realized Net Gain (Loss)
Investment Securities Sold	2,863
Futures Contracts	7
Realized Net Gain (Loss)	2,870
Change in Unrealized Appreciation (Depreciation)
Investment Securities	63,279
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	63,276
Net Increase (Decrease) in Net Assets Resulting from Operations	100,496

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,350	34,795
Realized Net Gain (Loss)	2,870	(1,324)
Change in Unrealized Appreciation (Depreciation)	63,276	12,575
Net Increase (Decrease) in Net Assets Resulting from Operations	100,496	46,046
Distributions
Net Investment Income	(34,350)	(34,795)
Realized Capital Gain[1]	—	(1,625)
Total Distributions	(34,350)	(36,420)
Capital Share Transactions
Issued	185,647	138,752
Issued in Lieu of Cash Distributions	23,190	25,680
Redeemed	(94,125)	(243,134)
Net Increase (Decrease) from Capital Share Transactions	114,712	(78,702)
Total Increase (Decrease)	180,858	(69,076)
Net Assets
Beginning of Period	874,590	943,666
End of Period	1,055,448	874,590

1 Includes fiscal 2011 short-term gain distributions totaling $23,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning
of Period	$12.09	$11.92	$11.93	$10.96	$11.88
Investment Operations
Net Investment Income	.449	.478	.491	.498	.506
Net Realized and Unrealized Gain (Loss)
on Investments	.870	.191	(.010)	.970	(.920)
Total from Investment Operations	1.319	.669	.481	1.468	(.414)
Distributions
Dividends from Net Investment Income	(.449)	(.478)	(.491)	(.498)	(.506)
Distributions from Realized Capital Gains	—	(.021)	—	—	—
Total Distributions	(.449)	(.499)	(.491)	(.498)	(.506)
Net Asset Value, End of Period	$12.96	$12.09	$11.92	$11.93	$10.96

Total Return[1]	11.08%	5.81%	4.06%	13.61%	-3.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,055	$875	$944	$931	$782
Ratio of Total Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.13%
Ratio of Net Investment Income to Average
Net Assets	3.57%	4.06%	4.07%	4.29%	4.36%
Portfolio Turnover Rate	15%	20%	24%	16%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had

Ohio Long-Term Tax-Exempt Fund

contributed capital of $142,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,050,139	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	(3)	1,050,139	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(62)	(8,286)	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $167,000 from accumulated net realized gains to paid-in capital.

Ohio Long-Term Tax-Exempt Fund

The fund used capital loss carryforwards of $616,000 to offset taxable capital gains realized during the year ended November 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2012, the fund had $2,117,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $2,071,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2012, the cost of investment securities for tax purposes was $958,338,000. Net unrealized appreciation of investment securities for tax purposes was $91,801,000, consisting of unrealized gains of $91,803,000 on securities that had risen in value since their purchase and $2,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $256,366,000 of investment securities and sold $138,728,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	14,789	11,841
Issued in Lieu of Cash Distributions	1,841	2,182
Redeemed	(7,515)	(20,882)
Net Increase (Decrease) in Shares Outstanding	9,115	(6,859)

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting separate portfolios of Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

The fund distributed $167,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2012	11/30/2012	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,000.28	$0.80
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,050.35	$0.77
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.27	$0.81
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.32	$0.76

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.16%; and for the Ohio Long-Term Tax-Exempt Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $51,000 Fiscal Year Ended November 30, 2011: $51,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.